UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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GAMESTOP CORP.
(Name of Registrant as Specified in Its Charter)

HESTIA CAPITAL PARTNERS LP HESTIA CAPITAL MANAGEMENT, LLC KURTIS J. WOLF PERMIT CAPITAL ENTERPRISE FUND, L.P. PERMIT CAPITAL, LLC PERMIT CAPITAL GP, L.P. JOHN C. BRODERICK ADAM DUKOFF PAUL J. EVANS
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Hestia Capital Partners LP (“Hestia LP”) and Permit Capital Enterprise Fund, L.P. (“Permit Enterprise”), together with the other participants named herein (collectively, the “Stockholder Group”), have filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2020 annual meeting of stockholders of GameStop Corp., a Delaware corporation (the “Company”).

On May 26, 2020, the Stockholder Group issued a supplemental presentation and posted it to https://www.RestoreGameStop.com, a copy of which is attached hereto as Exhibit 1 and is incorporated herein by reference.